UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Name of Registrant as Specified in its Certificate of Incorporation)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

CARDIO DIAGNOSTICS HOLDINGS, INC.
c/o Continental Proxy Services
1 State Street, New York NY 10004

CARDIO DIAGNOSTICS HOLDINGS, INC.

311 West Superior Street, Suite 444
Chicago, IL 60654

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held on
November 15, 2024

*Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the Meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2024 Annual Meeting of Stockholders of Cardio Diagnostics Holdings, Inc. will be held virtually, via live webcast, on Friday, November 15, 2024 at 11:00 a.m. Central Standard Time.

Proposals to be considered at the Special Meeting include:

(1) To consider and act upon a proposal to elect to the Company's Board of Directors seven persons nominated by the Board of Directors;

(2) To consider and act upon a proposal to amend the Company's Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's outstanding common stock at an exchange ratio between 1-for-5 to 1-for-40, as determined by the Company's Board of Directors;

(3) To consider and act upon a proposal to approve the future issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock equal to 20% or more of the Company's outstanding Common Stock in a transaction or series of transactions not involving a public offering in accordance with Nasdaq Marketplace Listing Rule 5635(d); and

(4) To consider and act upon a proposal to ratify the appointment of Prager Metis CPA's LLC as the Company's independent registered public account firm for the fiscal year ending December 31, 2024.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, and "FOR" Proposals 2, 3, and 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically during the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/cardiodiagnosticsinc/2024

Vote Your Proxy on the Internet –
Go to https://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at:
https://www.cstproxy.com/cardiodiagnosticsinc/2024

CONTROL NUMBER

2024

CARDIO DIAGNOSTICS HOLDINGS, INC.
311 West Superior Street, Suite 444
Chicago, IL 60654

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be Held on Friday, November 15, 2024

The following Proxy Materials are available to you to review at:
https://www.cstproxy.com/cardiodiagnosticsinc/2024

- the Company's Annual Report on Form 10-K for the year ended December 31, 2023;
- the Company's Proxy Statement for the 2024 Annual Meeting;
- the Proxy Card for the Annual Meeting; and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before November 1, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control Number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-888-266-6791, or
By logging on to https://www.cstproxy.com/cardiodiagnosticsinc/2024
or
By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.